SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 13, 2003
RESOLUTION PERFORMANCE PRODUCTS LLC
(Exact name of registrant as specified in its charter)
Delaware	333-57170	76-0607613
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
RPP CAPITAL CORPORATION
(Exact name of registrant as specified in its charter)
Delaware	333-57170-01	76-0660306
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1600 Smith Street, Suite 2400 Houston, Texas 77002
(Address of principal executive offices including Zip Code)
(888) 949-2502
(Registrant's telephone number, including area code)
N.A.
(Former name or former address, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
    Financial Statements: Not applicable
    Pro Forma Financial Information: Not applicable
    Exhibits

Exhibit No.	Document
99.1	Press Release dated May 13, 2003.

Item 9. Regulation FD Disclosure.

On May 13, 2003, the Company issued a press release announcing its results for the first quarter 2003, which is furnished herewith as Exhibit 99.1. A reconciliation of non-GAAP measures to GAAP financials measures are included in the press release and are incorporated herein by reference. In addition, the press release announced that the Company will host a conference call on May 19, 2003 at 11:00 a.m. eastern time, which call will be accessible to the public, to discuss the first quarter results. The information presented under this Item 9 is also being provided under the requirements of new Item 12 of Form 8-K, "Disclosure of Results of Operations and Financial Condition."

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESOLUTION PERFORMANCE

PRODUCTS LLC

(Registrant)

Dated: May 13, 2003 By: /s/ J. Travis Spoede

Title: Executive Vice President

and Chief Financial Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RPP CAPITAL CORPORATION

(Registrant)

Dated: May 13, 2003 By: /s/ J. Travis Spoede

Title: Executive Vice President

and Chief Financial Officer